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                                  EXHIBIT 10(O)

                        FIRST LEASE AMENDMENT BETWEEN
                         PINNACLE DATA SYSTEMS, INC.
                                    AND
                      DUKE REALTY LIMITED PARTNERSHIP
                           DATED JANUARY 5, 2000
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                              FIRST LEASE AMENDMENT

         THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 5TH day of January , 2000, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord") and PINNACLE DATA SYSTEMS, INC., an Ohio corporation ("Tenant").

                               W I T N E S S E TH:

         WHEREAS, Duke Realty Limited Partnership, an Indiana limited partnership, as predecessor in interest to Landlord and Tenant entered into a certain lease dated March 9, 1999 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 56, 601 rentable square feet of space (the "Original Premises") located in an office/warehouse building commonly known as 6600 Port Road, Groveport, OH 43125;

         WHEREAS, Landlord and Tenant desire to expand the Original Premises by a total of approximately 56,601 rentable square feet of space which Tenant shall commence occupancy of one-half of the Additional Space (approximately 28,301 rentable square feet of space) on February 1, 2000 and commence occupancy of the remaining one half of the Additional Space (approximately 28,300 rentable square feet of space) on June 1, 2000 (both halves individually and/or collectively referred to as the "Additional Space"). Collectively, the Original Premises and Additional Space shall hereinafter be referred to as the "Lease Premises"; and

         WHEREAS, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

         1. INCORPORATION OF RECITALs. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

         2. AMENDMENT OF ARTICLE 1. SECTION 1.01. BASIC LEASE PROVISIONS AND DEFINITIONS. Commencing February 1, 2000, ARTICLE 1,
                  SECTION 1.01, subsections A, B, C, D, E, and L are hereby amended as follows:

         A. AMENDED EXHIBIT A is attached hereto and incorporated herein by reference, which identifies the Original Premises and the Additional Space, in lieu of EXHIBIT A attached to the Lease.

         B. Rentable Area (02/01/00 - 05/31/00: approximately 84,902 rentable square feet; Rentable Area (06/01/00 - 04/30/09): approximately 113,202 rentable square feet;

                  Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. Landlord's


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                  determination of Rentable Area shall conclusively be deemed correct for all purposes hereunder.

         C.       Tenant's Proportionate Share (02/01/00 - 05/31/00):  8.33%
                  Tenant's Proportionate Share (06/01/00 - 04/30/99):  11.10%;

         D.       Minimum Annual Rent:

                  Original Premises:
                  -----------------

                  02/01/00 - 04/30/04     $202,065.60 per year
                  05/01/04 - 04/30/09     $232,630.08 per year

                  Additional Space:
                  ----------------

                  02/01/00 - 05/31/00     $ 40,281.76 (4  months)
                  06/01/00 - 04/30/01     $221,545.72 (11 months)
                  05/01/01 - 04/30/02     $266,024.76 per year
                  05/01/02 - 04/30/03     $294,325.20 per year
                  05/01/03 - 04/30/04     $324,323.76 per year
                  05/01/04 - 04/30/09     $356,586.36 per year

         E.       Monthly Rental
                  Installments:

                  Original Premises:
                  -----------------

                  02/01/99 - 04/30/04     $  16,838.80 per month
                  05/01/04 - 04/30/09     $  19,385.84 per month

                  Additional Space:
                  ----------------

                  02/01/00 - 05/31/00     $10,070.44 per month
                  06/01/00 - 04/30/00     $20,140.52 per month
                  05/01/01 - 04/30/02     $22,168.73 per month
                  05/01/02 - 04/30/03     $24,527.10 per month
                  05/01/03 - 04/30/04     $27,026.98 per month
                  05/01/04 - 04/30/09     $29,715.53 per month

         L.       Address for notices:

                  Landlord:               Duke-Weeks Realty Limited Partnership
                                          5600 Blazer Parkway, Suite 100
                                          Dublin, OH  43017
                                          Attn:  Property Manager


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                  Tenant:                 Pinnacle Data Systems, Inc.
                                          6600 Port Road
                                          Groveport, OH  43125

                  Address for rental and other payment:

                                          Duke-Weeks Realty Limited Partnership
                                          P.O. Box 931998
                                          Cleveland, OH  44193

         3. INCORPORATION INTO ARTICLE 2. CONSTRUCTION OF TENANT IMPROVEMENTS FOR ADDITIONAL SPACE. The following shall be added to SECTION 2.02 of the Lease:

         Landlord agrees to perform and complete, at Landlord's sole cost and expense, the work on the tenant finish improvements for the Additional Space in accordance with the plans and specifications which have been mutually agreed upon by both Landlord and Tenant and attached hereto as EXHIBIT B-1 (the "Additional Space Improvements"). Upon written notice from Landlord, Tenant shall have the right and privilege of going onto the Additional space to complete interior decoration work and to prepare the Additional Space for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment and any other materials installed or left in the Additional Space.

         Notwithstanding anything stated herein to the contrary, Landlord agrees that in the event Landlord is able to complete the installation of a new exterior dock door (as described in EXHIBIT B-1) ("Exterior Dock Work") for an amount less than One Hundred and Seven Thousand Dollars ($107,000.00) as set forth in EXHIBIT B-1 (such savings hereinafter referred to as "Exterior Dock Savings"), Landlord shall reduce the Minimum Annual Rent for the Additional Space by multiplying the Exterior Dock Savings by a factor of .095.

         4. AMENDMENT OF SECTION 16.13. OPTION TO EXTEND. SECTION 16.13 of the Lease is hereby deleted in its entirety and the following substituted in lieu thereof:

         A. GRANT AND EXERCISE OF OPTION. Provided that (i) Tenant has not been in Default hereunder at any time during the Term of this Lease ("Original Term"), (ii) the creditworthiness of Tenant is then acceptable to Landlord,
(iii) Tenant named herein remains in possession of and has been continuously operating in the entire Leased Premises, throughout the Original Term and (iv) the current use of the Leased Premises is acceptable to Landlord, Tenant shall have one (1) option to extend the Original Term for one (1) additional period of five (5) years (the "Extension Term"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except (i) Tenant shall not have any further option to extend and (ii) the Minimum Annual Rent shall be adjusted as set forth here ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than nine (9) months prior to the expiration of the Original Term, written notice of Tenant's desire to extend the Original Term.


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Tenant's failure to properly exe4rcise such option shall waive it. If Tenant properly exercises its option to extend, Landlord shall notify Tenant of the Rent Adjustment no later than ninety (90) days prior to the commencement of the Extension Term. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within five (5) business days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease s(or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term, within thirty (30) days after Tenant's acceptance of the Rent Adjustment.

        B. MARKET RENT ADJUSTMENT. The Minimum Annual Rent for the Original Premises for the Extension Term shall be Four Dollars and Seventy-Two Cents ($4.72) per rentable square foot of the Original Premises. The Minimum Annual Rent for the Additional Space for the Extension Term shall be Seven Dollars and Twenty-Five Cents ($7.25) per rentable square foot of the Additional Space. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

         5. DELETION OF SECTION 16.14. TENANT'S CONTINGENCY. SECTION 16.14 of the Lease is hereby deleted in its entirety and is of no further force and effect.

         6. INCORPORATION OF SECTION 16.16. LANDLORD'S ALLOWANCE FOR FUTURE IMPROVEMENT. The following section is hereby incorporated into the Lease as SECTION 16.16:

         At any time during years 1-5 of the Lease Term, Tenant may request in writing that Landlord construct and install a hydraulic lift to service the first and second floors of the Building ("Lift Work"). Landlord agrees to perform such Lift Work, subject to Landlord and Tenant mutually agreeing upon construction plans and specifications related thereto. Landlord and Tenant shall share on a fifty-fifty basis the costs and expenses associated with the Finish Work; provided, however, the Landlord's responsibility with respect to the Lift Work shall not exceed Fifteen Thousand Dollars ($15,000.00). Performance of the Lift Work is also contingent upon Tenant securing the consent and approval of those Building tenants whose leased premises may be encroached upon as a result of the Finish Work.

         7. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

         8. EXAMINATION OF AMENDMENT. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.


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        9.        DEFINITIONS. Except as otherwise provided herein, the
capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

       10. INCORPORATION. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.



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         IN WITNESSES WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

WITNESS 1:                            LANDLORD:

 /s/Jeffrey D. Palmquist              DUKE-WEEKS REALTY LIMITED
--------------------------            an Indiana limited partnership
Partnership (Signature)

Jeffrey D. Palmquist                  By:  Duke-Weeks Realty Corporation
--------------------------            its General Partner
Printed


WITNESS 2:                               By: /s/J. Kurt Dehner
                                            -------------------------------
                                            J. Kurt Dehner
 /s/ Laureen McElhaney                      Senior Vice President
--------------------------                  Columbus Industrial
Signature

Laureen McElhaney

Printed

WITNESS 1:                            TENANT:

 /s/R. Hahn                           PINNACLE DATA SYSTEMS, INC.
--------------------------            an Ohio corporation
Signature

R. Hahn                               By: /s/John D. Bair
--------------------------               ----------------------------------
Printed
                                      Printed: John D. Bair
                                              -----------------------------
WITNESS 2:                            Title:   CEO
                                             ------

 /s/Thomas J. Carr
--------------------------
Signature

Thomas J. Carr
--------------------------
Printed



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STATE OF OHIO       )
                    ) SS.
COUNTY OF FRANKLIN  )

         Before me, a Notary Public in and for said County and State, personally appeared J. Kurt Dehner, by me known and by me known to be the Senior Vice President, Columbus Industrial of Duke-Weeks Realty Corporation, an Indiana corporation, the general partner of Duke-Weeks Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the above and foregoing First Lease Amendment for and on behalf of said partnership.

         WITNESS my hand and Notarial Seal this 5TH day of JANUARY , 2000.

                                    /s/Laureen H. McElhaney
                                    -----------------------------------------
                                    Notary Public

                                    Laureen H. McElhaney
                                    -----------------------------------------
                                    Printed Signature

My Commission Expires:     10-19-04
                        -------------

My County of Residence:   Franklin
                        -------------



STATE OF OHIO       )
                    ) SS.
COUNTY OF FRANKLIN  )

         Before me, a Notary Public in and for said County and State, personally appeared JOHN D. BAIR, by me known and by me known to be the CEO of Pinnacle Data Systems, Inc., an Ohio corporation, who acknowledged the execution of the above and foregoing First Lease Amendment for and on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 5TH day of JANUARY , 2000.

                                    /s/Laureen H. McElhaney
                                    -----------------------------------------
                                    Notary Public

                                    Laureen H. McElhaney
                                    -----------------------------------------
                                    Printed Signature

My Commission Expires:     10-19-04
                        --------------

My County of Residence:   Franklin
                        --------------



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                                   EXHIBIT B-1
                                   -----------

Landlord agrees to perform and complete, at Landlord's sole cost and expense, the work itemized below.

First Floor Area
----------------

1. Install three (3) new 6' case openings with headers along north side of office space.

Second Floor Area
-----------------

1. Replace the carpeting and cove base with new, building-standard carpeting and cove base in one (1) office and one (1) conference room located at the northeast corner of the second floor office area. Color selection by Tenant.

2.       All remaining carpeted areas shall be thoroughly cleaned.

3.       Paint all interior office walls with one (1) coat of latex paint.

Exterior Changes
----------------

1. Landlord shall provide an allowance of $107,000 to install a new exterior dock on the rear of the building, adjacent to Tenant's current dock area. This concrete dock area to be approximately 6'- 8' in width and approximately 30'- 40' in length and 48" in height. The dock area will be accessed by the current set of double doors, also to include handrails and a canopy system.

2. Landlord shall provide an allowance of up to $10,000 towards the cost of fabricating and installing an exterior illuminated sign, to be located on the front of the building over the main entrance. The sign shall be approved by Landlord, and shall be in accordance with all applicable laws of the Village of Groveport.

Future Changes
--------------

1. Landlord shall provide an allowance of up to $15,000 towards the cost of installing a hydraulic lift to service the first and second floors of the building.